Firefly Aerospace Announces Fourth Quarter and Full Year 2025 Financial Results with Record Annual Revenue Up 163% Year-over-Year

Alpha successfully returned to flight in March, as Firefly enters 2026 with new national security SciTec contracts.

"Stairway to Seven" launching from Firefly's Space Launch Complex 2 at Vandenberg Space Force Base in California on March 11, 2026.

Cedar Park, Texas, March 19, 2026 – Firefly Aerospace (Nasdaq: FLY), a market leading space and defense technology company, today issued financial results for the fourth quarter and fiscal year ended December 31, 2025.

"2025 was a transformative year in Firefly's history, as we more than doubled our annual revenue while executing across multiple launch, spacecraft, and ground programs and strengthening our portfolio of space exploration and national security space capabilities," said Jason Kim, CEO of Firefly Aerospace.

"Our laser focus on safety, quality, and reliability resulted in the successful return-to-flight of Alpha, delivering a test demo for Lockheed Martin. We progressed flight hardware development and testing for Eclipse's core structures and propulsion systems. We advanced on three Blue Ghost contracts simultaneously for the first time, as well as secured a high performance national security contract for Elytra, and continue completing milestones for the Space Force's FORGE program," said Kim. "Across all our programs, Firefly is lighting the way to a bold space ecosystem that expands humanity's future."

2025 Highlights

•
Generated record annual revenue of $159.9 million, an increase of 163% year-over-year.
•
Landed on the Moon with Blue Ghost Mission 1, as the first and only commercial company to do so successfully, and completed 14 days of lunar surface operations, marking the longest commercial operations on the Moon to date.
•
Completed a historic IPO, bolstering Firefly's balance sheet to support long-term growth.
•
Acquired SciTec, beginning a new era of Firefly as a full-service hardware and software company for national security, civil and commercial customers with added artificial intelligence and data center-powered space capabilities.
•
Won the NASA contract award for Blue Ghost Mission 4 to the Moon's south pole, marking back-to-back Commercial Lunar Payload Services (CLPS) wins.
•
Assumed a leading role on the U.S. Space Force's Future Operationally Resilient Ground Evolution (FORGE) program through SciTec – with contracts to deliver the Mission Data Processing Applications, Sensor Specific Processor, and Enterprise Overhead Persistent Infrared (OPIR) services. This past September reached operational acceptance of FORGE for Threat Missile Warning, marking the first time in 50 years that the U.S. federal government selected a new prime contractor for missile warning ground systems.

Fourth Quarter 2025 Highlights

•
Won an eight-figure contract from a confidential U.S. customer for SciTec to deliver time-dominant space control software, with potential for significant upside contract expansion.
•
Completed the critical design review for the Elytra supporting Project Sinequone, progressing development of the spacecraft for the Defense Innovation Unit's space domain awareness demonstration mission.
•
Completed structural qualification testing on Firefly's fully-stacked Blue Ghost Mission 2 lander and Elytra orbiter at NASA's Jet Propulsion Laboratory, completed the Payload Integration Readiness Review, and accepted delivery of NASA's LuSEE-Night and commercial payloads including the UAE Mohammed Bin Rashid Space Centre's Rashid Rover 2.
•
Completed the Preliminary Design Review for Blue Ghost Mission 3, verifying the vehicle's design for delivery to the Moon's Gruithuisen Domes.
•
Completed the System Requirements Review for Blue Ghost Mission 4, establishing readiness across the vehicle's subsystems and ordered long-lead items for the mission to the Moon's south pole.

•
Completed the interim Ground Readiness Review with the Space Force's Space Development Agency for SciTec's role delivering the mission management and data fusion ground components for the Proliferated Warfighter Space Architecture satellite constellation Tranche 1 tracking layer.

Additional Recent Highlights

•
Successfully launched Alpha Flight 7 and completed all mission objectives, including validating key Block II subsystems, while deploying a test demo for Lockheed Martin.
•
Awarded a $109 million engineering change proposal under the Space Force's FORGE Enterprise OPIR Services contract for SciTec to accelerate and expand data center delivery, increasing the total contract value from $263 million to $372 million.
•
Onboarded both Firefly and SciTec to the Missile Defense Agency's Scalable Homeland Innovative Enterprise Layered Defense (SHIELD) indefinite-delivery/indefinite-quantity (IDIQ) contract with a ceiling of $151 billion.
•
Unveiled Alpha Block II, a configuration upgrade focused on enhancing reliability, streamlining production, and improving launch operations.
•
Passed acceptance testing of the qualification article for Alpha Flight 8's second stage liquid oxygen tank, in preparation for the debut of the upgraded Alpha Block II.
•
Completed qualification of the interstage, a critical primary structure that connects the first stage of Eclipse to the second stage.

2026 Full-Year Guidance

•
Firefly expects 2026 full-year revenue to be between $420 million and $450 million.

Conference Call

Firefly will host a conference call today at 4:00 p.m. CT (5:00 p.m. ET) to discuss its fourth quarter and full-year 2025 financial results, as well as provide Firefly’s full year 2026 outlook.

The live webcast and accompanying presentation, as well as a replay of the webcast, will be available on Firefly’s Investor Relations website: investors.fireflyspace.com.

About Firefly Aerospace

Firefly Aerospace is a space and defense technology company that enables government and commercial customers to launch, land, and operate in space – anywhere, anytime. As the partner of choice for responsive space missions, Firefly is the only commercial company to launch a satellite to orbit with approximately 24-hour notice. Firefly is also the only company to achieve a fully successful landing on the Moon. Established in 2017, Firefly’s engineering, manufacturing, and test facilities are co-located in central Texas to enable rapid innovation. The company’s small- to medium-lift launch vehicles, lunar landers, and orbital vehicles are built with common flight-proven technologies to enable speed, reliability, and cost efficiencies for each mission from low Earth orbit to the Moon and beyond. For more information, visit www.fireflyspace.com. Firefly utilizes its website as a means to distribute material information about the company to the public.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Firefly. Statements included in this press release that are not statements of historical fact, including statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance, are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology. In particular, our outlook and revenue forecasts for full-year 2026, statements about the markets in which we operate, including growth of our various markets, statements about potential new products and product innovation, our ability or expectations to establish new partnerships, our expectations regarding new vehicle launches and launch timelines, and our ability to retain existing customers and maintain their bookings are forward-looking statements.

Various risks that could cause actual results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to our failure to manage our growth effectively and our ability to achieve and maintain profitability; the potential for delayed or failed launches, and any failure of our launch vehicles and spacecraft to operate as intended; our inability to manufacture our launch vehicles, landers, or orbital vehicles at a quantity and quality that our customers demand; the hazards and operational risks that our products and service offerings are exposed to, including the wide and unique range of risks due to the unpredictability of space; the market for commercial launch services for small- and medium-sized payloads not achieving the growth potential we expect; adverse impacts from current or future disruptions in U.S. government operations, including as a result of delays or reduction in appropriations or regulatory approvals from our programs, or changes in U.S. government funding and budgetary priorities and spending levels; our dependence on contracts entered into in the ordinary course of business and our dependence on major customers and vendors; a loss of, or default by, one or more of our major customers, or a material adverse change in any such customer’s business or financial condition, could materially reduce our revenues and backlog; uncertain global macro-economic and political conditions, including the implementation of tariffs; the failure of our information technology systems, physical or electronic security protections; the inability to operate Alpha at our anticipated launch rate (including due to potential regulatory delays) or finalize the development and delivery of Eclipse; our failure to establish and maintain important relationships with government agencies and prime contractors; the inability to realize our backlog; evolving government laws and regulations; our ability to remediate the material weakness with respect to our internal control over financial reporting and disclosure controls and procedures; our ability to implement and maintain effective internal control over financial reporting in the future; and the factors, risks and uncertainties included in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, Free Cash Flow, Non-GAAP Operating Expenses, Non-GAAP Research and Development, Non-GAAP Selling, General, and Administrative, Non-GAAP Other Income (Expense), and Non-GAAP Net Loss, as well as Pro Forma Non-GAAP Net Loss and Pro Forma Non-GAAP Net Loss Per Share are non-GAAP financial measures. These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most directly comparable financial measure prepared in accordance with U.S. GAAP is included in the supplemental financial data attached to this press release. Non-GAAP financial measures have important limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of Firefly’s performance or cash flows as reported under U.S. GAAP. Non-GAAP financial measures may be defined differently by other companies in our industry and may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Firefly believes non-GAAP financial information provides additional insight into the Company’s ongoing performance and liquidity. Therefore, Firefly provides this information to investors for a more consistent basis of comparison and to help them evaluate the Company’s ongoing performance and liquidity and to enable more meaningful period-to-period comparisons.

Adjusted EBITDA

We define Adjusted EBITDA as net loss, adjusted for the income tax benefit from our acquisition of SciTec, interest income, interest expense, depreciation and amortization, stock-based compensation expense, change in fair value of warrant liability, (gain) loss on disposal of fixed assets, loss on extinguishment of debt, certain one-time costs related to the IPO, transaction-related expenses, gain on settlement of contingent liabilities, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. In addition to net loss, we use Adjusted EBITDA to evaluate our business, measure its performance, and make strategic decisions.

We believe that Adjusted EBITDA provides useful information to management, investors, and analysts in assessing our financial performance and results of operations across reporting periods by excluding items we do not believe are indicative of our core operating performance. Net loss is the U.S. GAAP measure most directly comparable to Adjusted EBITDA. Adjusted EBITDA should not be considered as an alternative to net loss. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Free Cash Flow

We define Free Cash Flow as net cash used in operating activities, less purchases of property and equipment. We believe that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from or used in operations, after purchases of property, that (after any debt service requirements or other non-discretionary expenditures not otherwise deducted from the measure) can be used for strategic initiatives, including continuous investment in our business and strengthening our balance sheet.

Free Cash Flow has limitations as a liquidity measure, and you should not consider it in isolation or as a substitute for analysis of our cash flows as reported under U.S. GAAP. Free Cash Flow may be affected in the near to medium term by the timing of capital investments, fluctuations in our growth and the effect of such fluctuations on working capital, and our changes in our cash conversion cycle.

Non-GAAP Research and Development

We define Non-GAAP Research and Development as research and development, less stock-based compensation expense and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Selling, General, and Administrative

We define Non-GAAP Selling, General and Administrative as selling, general and administrative, less amortization of acquired intangibles, stock-based compensation expense, certain one-time costs related to the IPO, transaction-related expenses, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Operating Expenses

We define Non-GAAP Operating Expenses as operating expenses, less amortization of acquired intangibles, stock-based compensation expense, certain one-time costs related to the IPO, transaction-related expenses, certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business, and gain (loss) on disposal of fixed assets. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Other Income (Expense)

We define Non-GAAP Other Income (Expense) as other income (expense), less change in fair value of warrant liability, gain on settlement of contingent liabilities, and loss on extinguishment of debt. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Net Loss

We define Non-GAAP Net Loss as net loss, less amortization of acquired intangibles, stock-based compensation, change in fair value of warrant liability, (gain) loss on disposal of fixed assets, loss on extinguishment of debt, certain one-time costs related to the IPO, transaction-related expenses, gain on settlement of contingent liabilities, the income tax benefit from our acquisition of SciTec, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Contacts

Media Relations
press@fireflyspace.com

Investor Relations
investors@fireflyspace.com

CONSOLIDATED STATEMENTS OF NET LOSS AND COMPREHENSIVE LOSS

(in thousands, except per share amounts)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
	(unaudited)

Revenue	$57,673	$9,034	$159,855	$60,792
Cost of sales	41,712	29,198	129,189	72,157
Gross profit (loss)	15,961	(20,164)	30,666	(11,365)
Operating expenses
Research and development	57,569	42,461	200,118	149,498
Selling, general, and administrative	44,002	14,675	91,245	46,848
(Gain) loss on disposal of fixed assets	(9)	(82)	(9)	1,742
Total operating expenses	101,562	57,054	291,354	198,088
Loss from operations	(85,601)	(77,218)	(260,688)	(209,453)
Other expense
Change in fair value of warrant liability	(3,038)	(1,277)	(50,295)	(1,649)
Loss on extinguishment of debt	—	—	(30,400)	—
Interest income	10,109	820	18,187	2,597
Interest expense	(4,419)	(7,043)	(21,563)	(22,970)
Gain on settlement of contingent liabilities	8,397	—	8,397	—
Other (expense) income, net	(3,634)	600	894	342
Total other expense, net	7,416	(6,901)	(74,780)	(21,680)
Loss before income tax benefit	(78,185)	(84,119)	(335,468)	(231,133)
Income tax benefit	37,128	—	37,128	—
Net loss and comprehensive loss	(41,057)	(84,119)	(298,340)	(231,133)
Less: Accretion of dividends of Series C Preferred Stock	—	5,355	13,240	21,224
Less: Accretion of dividends of Series D-1 Preferred Stock	—	13,453	21,989	13,453
Less: Accretion of dividends of Series D-3 Preferred Stock	—	—	394	—
Net loss available to common stockholders	$(41,057)	$(102,927)	$(333,963)	$(265,810)

Net loss per common share
Basic and diluted	$(0.26)	$(7.86)	$(4.83)	$(20.74)
Weighted-average common shares outstanding
Basic and diluted	155,647	13,094	69,204	12,819

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	December 31,
	2025	2024
Assets
Current assets
Cash and cash equivalents	$792,966	$123,431
Short-term investments	100,008	—
Restricted cash, current	—	424
Accounts receivable, net	46,129	1,004
Advanced payments, current	12,350	52,404
Other current assets	11,722	3,454
Total current assets	963,175	180,717
Advanced payments, less current portion	60,496	41,770
Property and equipment, net	163,738	135,575
Restricted cash, less current portion	—	13,703
Right-of-use assets - operating leases	13,938	14,604
Right-of-use assets - finance leases	3,735	3,708
Intangible assets, net	165,709	—
Goodwill	450,119	17,097
Other noncurrent assets	4,024	158
Total assets	$1,824,934	$407,332

Liabilities, temporary equity, and stockholders' equity (deficit)
Current liabilities
Accounts payable	$35,626	$37,633
Accounts payable - related parties	330	86
Accrued expenses	42,755	14,419
Operating lease liability, current	1,161	1,128
Finance lease liability, current	1,056	856
Deferred revenue, current	116,135	108,069
Notes payable, current	7,099	6,349
Other current liabilities	9,419	10,837
Total current liabilities	213,581	179,377
Operating lease liability, less current portion	15,832	16,466
Finance lease liability, less current portion	2,004	1,996
Deferred revenue, less current portion	92,565	45,904
Notes payable, less current portion	281,441	124,079
Notes payable, less current portion - related parties	—	17,524
Warrant liability	12,294	4,070
Other liabilities, less current portion	17,278	25,956
Total liabilities	$634,995	$415,372
Temporary equity
Redeemable convertible preferred stock, $0.0001 par value; 100,000 and 51,033 shares authorized as of December 31, 2025 and December 31, 2024, respectively; 0 and 41,588 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively; $0 and $1,227,158 liquidation preference as of December 31, 2025 and December 31, 2024, respectively	—	759,582
Stockholders' equity (deficit)
Common stock, $0.0001 par value, 1,000,000 and 154,397 shares authorized as of December 31, 2025 and December 31, 2024, respectively; 159,276 and 13,241 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively	17	1
Additional paid-in capital	2,210,201	—
Accumulated deficit	(1,020,279)	(767,623)
Total stockholders' equity (deficit)	1,189,939	(767,622)
Total liabilities, temporary equity, and stockholders' equity (deficit)	$1,824,934	$407,332

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
	(unaudited)
Cash flows from operating activities
Net loss	$(41,057)	$(84,119)	$(298,340)	$(231,133)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	9,617	6,035	23,156	12,545
(Gain) loss on disposal of fixed assets	(9)	(82)	(9)	1,742
Stock-based compensation	12,649	545	17,840	1,841
Change in fair value of warrant liability	3,038	2,600	50,295	3,079
Loss on extinguishment of debt	—	—	30,400	—
Non-cash interest expense	1,734	2,612	6,329	8,402
Non-cash interest income	(1,068)	—	(1,068)	—
Non-cash inventory write-off	—	—	—	247
Deferred income taxes	(37,192)	—	(37,192)	—
Changes in operating assets and liabilities:
Accounts receivable	4,767	4,755	644	1,700
Advanced payments	(13,222)	(17,348)	21,328	(34,553)
Other assets	682	(937)	(314)	4,523
Accounts payable	(12,149)	(2,644)	(17,449)	8,312
Accounts payable - related parties	(460)	(8)	244	(1,320)
Accrued expenses	(17,541)	3,887	(22,576)	(2,054)
Other liabilities	(14,569)	16,823	(26,381)	36,157
Right-of-use assets	579	3,322	2,128	5,884
Lease liabilities	(270)	(224)	(6,916)	(3,840)
Deferred revenue	37,212	24,526	52,957	30,818
Net cash used in operating activities	(67,259)	(40,257)	(204,924)	(157,650)
Cash flows from investing activities
Purchases of property and equipment	(12,069)	(2,656)	(32,826)	(32,697)
Purchases of time deposits	(100,000)	—	(100,000)	—
Acquisition of business, net of acquired cash	(277,417)	—	(277,417)	—
Proceeds from sale of property and equipment	280	—	280	—
Proceeds from sale of short-term investments	8,405	—	8,405	—
Net cash used in investing activities	(380,801)	(2,656)	(401,558)	(32,697)
Cash flows from financing activities
Proceeds from issuance of common stock	(25)	—	943,711	—
Costs associated with initial public offering	(7,370)	—	(11,578)	—
Proceeds from issuance of Preferred Stock	(3,510)	166,855	231,996	189,041
Principal payments on finance leases	(254)	511	(1,420)	(84)
Proceeds from issuance of notes payable	—	—	—	48,990
Payment of initial public offering closing Preferred Stock Dividend	—	—	(4,990)	—
Proceeds from notes payable - related parties	—	(25,000)	—	—
Repayment of notes payable - related parties	—	—	(21,117)	—
Payments on notes payable	(1,723)	(1,538)	(133,180)	(3,719)
Payments of debt issuance costs	(2,254)	—	(4,337)	(2,301)
Proceeds from repayment of employee note	205	41	601	247
Proceeds from Revolving Credit Facility	260,000	—	260,000	—
Proceeds from exercise of stock options	(34)	178	2,204	585
Net cash provided by financing activities	245,035	141,047	1,261,890	232,759
Net increase in cash and cash equivalents and restricted cash	(203,025)	98,134	655,408	42,412
Cash and cash equivalents and restricted cash
Balance, beginning of period	995,991	39,424	137,558	95,146
Balance, end of period	$792,966	$137,558	$792,966	$137,558
Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$(203,025)	$97,285	$792,966	$123,431
Restricted cash, current	(829)	(663)	—	424
Restricted cash, non-current	—	1,725	—	13,703
Total cash and cash equivalents and restricted cash at the end of the period	$(203,854)	$98,347	$792,966	$137,558

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
Supplemental disclosures of cash flow information
Cash paid for interest	$2,043	$4,301	$16,486	$21,129
Non-cash investing and financing activities
Property and equipment additions in accounts payable	$2,359	$2,933	$4,264	$3,103
Capitalized interest (paid-in-kind)	$—	$—	$683	$—
Equity issued for business combination	$269,556	$—	$269,556	$—
Issuance of debt in exchange of software licenses	$(1)	$—	$663	$—
Acquisition of internal-use software licenses and obligations	$18,484	$—	$18,484	$—
Right-of-use asset acquired in exchange for finance lease liabilities	$—	$(361)	$1,625	$109
Initial fair value of warrants at issuance	$—	$107	$—	$107
Net exercise of Common Warrants into common stock	$—	$—	$46,060	$—
Issuance of Preferred Stock Dividend	$(33)	$—	$86,091	$—
Conversion of Preferred Stock to common stock upon initial public offering	$—	$—	$937,087	$—

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(unaudited; in thousands)

The following tables present reconciliations of Adjusted EBITDA, Free Cash Flow, Non-GAAP Research and Development, Non-GAAP Selling, General, and Administrative, Non-GAAP Operating Expenses, Non-GAAP Other Expense, and Non-GAAP Net Loss to their most directly comparable financial measures presented in accordance with U.S. GAAP:

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
Net loss	$(41,057)	$(84,119)	$(298,340)	$(231,133)
Adjusted for:
SciTec acquisition income tax benefit	(37,128)	—	(37,128)	—
Interest income	(10,109)	(820)	(18,187)	(2,597)
Interest expense	4,419	7,043	21,563	22,970
Depreciation and amortization	10,189	6,026	24,552	12,545
Stock-based compensation expense	12,649	545	17,840	1,841
Change in fair value of warrant liability	7,027	2,707	54,284	3,079
(Gain) loss on disposal of fixed assets	(9)	(82)	(9)	1,742
Loss on extinguishment of debt	—	—	30,400	—
One-time costs related to the IPO(1)	—	—	8,012	—
Transaction-related expenses	4,575	—	6,103	—
Gain on settlement of contingent liabilities	(8,397)	—	(8,397)	—
Other(2)	574	952	671	985
Adjusted EBITDA	$(57,268)	$(67,747)	$(198,636)	$(190,568)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
Net cash used in operating activities(3)	$(67,259)	$(40,257)	$(204,924)	$(157,650)
Purchases of property and equipment	(12,069)	(2,656)	(32,826)	(32,697)
Free Cash Flow	$(79,328)	$(42,913)	$(237,750)	$(190,347)

(1) Represents costs incurred related to the IPO that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A that were netted against the gross proceeds of the IPO and are not expected to recur in the future.

(2) Other includes loss on foreign exchange and executive severance.

(3) Includes $24.5 million of cash payments related to our acquisition of SciTec during the three months and year ended December 31, 2025 that are not expected to recur in the future.

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
Research and development	$57,569	$42,461	$200,118	$149,498
Stock-based compensation expense	(4,945)	(128)	(5,741)	(506)
Other(2)	(574)	—	(574)	—
Non-GAAP Research and Development	$52,050	$42,333	$193,803	$148,992

Selling, general, and administrative	$44,002	$14,675	$91,245	$46,848
Amortization of acquired intangibles	(3,291)	—	(3,291)	—
Stock-based compensation expense	(7,704)	(417)	(12,099)	(1,335)
One-time costs related to the IPO(1)	—	—	(8,012)	—
Transaction-related expenses	(4,575)	—	(6,103)	—
Other(2)	—	(952)	(97)	(985)
Non-GAAP Selling, General, and Administrative	$28,432	$13,306	$61,643	$44,528

Operating expenses	$101,562	$57,054	$291,354	$198,088
Amortization of acquired intangibles	(3,291)	—	(3,291)	—
Stock-based compensation expense	(12,649)	(545)	(17,840)	(1,841)
One-time costs related to the IPO(1)	—	—	(8,012)	—
Transaction-related expenses	(4,575)	—	(6,103)	—
Other(2)	(574)	(952)	(671)	(985)
Gain (loss) on disposal of fixed assets	9	82	9	(1,742)
Non-GAAP Operating Expenses	$80,482	$55,639	$255,446	$193,520

Other income (expense)	$7,416	$(6,901)	$(74,780)	$(21,680)
Change in fair value of warrant liability	7,027	2,707	54,284	3,079
Gain on settlement of contingent liabilities	(8,397)	—	(8,397)	—
Loss on extinguishment of debt	—	—	30,400	—
Non-GAAP Other Income (Expense)	$6,046	$(4,194)	$1,507	$(18,601)

Net loss	$(41,057)	$(84,119)	$(298,340)	$(231,133)
Amortization of acquired intangibles	3,291	—	3,291	—
Stock-based compensation	12,649	545	17,840	1,841
Change in fair value of warrant liability	7,027	2,707	54,284	3,079
(Gain) loss on disposal of fixed assets	(9)	(82)	(9)	1,742
Loss on extinguishment of debt	—	—	30,400	—
One-time costs related to the IPO(1)	—	—	8,012	—
Transaction-related expenses	4,575	—	6,103	—
Gain on settlement of contingent liabilities	(8,397)	—	(8,397)	—
SciTec acquisition income tax benefit	(37,128)	—	(37,128)	—
Other(2)	574	952	671	985
Non-GAAP Net Loss	$(58,475)	$(79,997)	$(223,273)	$(223,486)

(1) Represents costs incurred related to the IPO that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A that were netted against the gross proceeds of the IPO and are not expected to recur in the future.

(2) Other includes loss on foreign exchange and executive severance.

UNAUDITED PRO FORMA NON-GAAP NET LOSS AND NET LOSS PER SHARE

(unaudited; in thousands, except per share amounts)

Unaudited Pro Forma Non-GAAP Net Loss and Unaudited Pro Forma Non-GAAP Net Loss Per Share are presented assuming the Company consummated the IPO and its related transactions, including the conversion of Preferred Stock to common stock, repayment of the Term Loan Facility, payment of the Preferred Stock Dividend, and net exercise of Common Warrants into common stock (each as defined and further discussed in the Company’s audited consolidated financial statements for the year ended December 31, 2025) on January 1, 2024.

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
Numerator
Net loss available to common stockholders	$(41,057)	$(102,927)	$(333,963)	$(265,810)
Pro forma adjustments to:
Reverse the impact of accrued dividends on outstanding Series C and Series D Preferred Stock	—	18,808	35,623	34,677
Reverse historical interest expense for the Term Loan Facility	—	5,637	15,920	25,241
Reverse the change in fair value of Common Warrants	—	(56)	44,840	(56)
Reverse the loss on extinguishment of the Term Loan Facility	—	—	30,400	—
Reverse one-time costs related to the IPO	—	—	8,012	—
Pro forma net loss available to common stockholders	(41,057)	(78,538)	(199,168)	(205,948)

Non-GAAP adjustments:
Amortization of acquired intangibles	3,291	—	3,291	—
Stock-based compensation	12,649	545	17,840	1,841
(Gain) loss on disposal of fixed assets	(9)	(82)	(9)	1,742
Transaction-related expenses	4,575	—	6,103	—
Change in fair value of warrant liability	7,027	2,707	9,444	3,079
Gain on settlement of contingent liabilities	(8,397)	—	(8,397)	—
SciTec acquisition income tax benefit	(37,128)	—	(37,128)	—
Other	574	952	671	985
Pro Forma Non-GAAP Net Loss available to common stockholders	$(58,475)	$(74,416)	$(207,353)	$(198,301)

Denominator
Weighted-average common shares outstanding	155,647	13,094	69,204	12,819
Pro forma adjustments to:
Reflect the issuance of common stock in IPO	—	22,190	13,387	22,190
Reflect the issuance of common stock for payment of the Preferred Stock Dividend	—	3,251	1,758	3,251
Reflect the conversion of Preferred Stock to common stock	—	105,832	63,844	105,832
Reflect the net exercise of Common Warrants	—	1,024	617	1,024
Pro forma weighted-average common shares outstanding, basic and diluted	155,647	145,391	148,811	145,116

Pro Forma Non-GAAP Net Loss Per Share available to common stockholders, basic and diluted	$(0.38)	$(0.51)	$(1.39)	$(1.37)

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